                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 28, 1997


                           ALLIANT TECHSYSTEMS INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                   1-10582              41-16726904
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)      File Number)       Identification No.)

              600 SECOND STREET N.E.
                HOPKINS, MINNESOTA                       55343-8384
      (Address of principal executive office)            (Zip Code)


      Registrant's telephone number, including area code: (612) 931-6000


                                NOT APPLICABLE
(Former name, former address and former fiscal year if changed from last report)

Item 2.  Acquisition or Disposition of Assets.

     On February 28, 1997, the registrant closed its previously announced agreement to sell its Marine Systems Group to Hughes Aircraft Company, as described in a news release, the text of which is attached hereto as Exhibit
99.1. The net assets sold consist primarily of net working capital and property, plant and equipment.

Item 7.  Financial Statements and Exhibits.

     (a)   None.

     (b) Pro forma financial information. Pro forma financial statements of the registrant, which present the pro forma effects of the transaction described in Item 2 hereof, assuming such transaction had occurred as of the date set forth in the notes accompanying the pro forma financial statements, are attached hereto as Exhibit 99.2.

     (c)  Exhibits.

          Exhibit No.          Description of Exhibit
          -----------          ----------------------

              2.1 Asset Purchase Agreement dated as of December 22, 1996 by and between the registrant and Hughes Aircraft Company (excluding schedules and exhibits)

              2.2 Amendment to Asset Purchase Agreement dated February 28, 1997 by and between registrant and Hughes Aircraft Company (excluding schedules and exhibits)

               10       Arrangements with Executive

             99.1       Text of news release dated March 3, 1997

             99.2       Pro forma financial information

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ALLIANT TECHSYSTEMS INC.
Date: March 13, 1997
                                   By:  /s/ Charles H. Gauck
                                 Name:  Charles H. Gauck
                                Title:  Secretary

                           ALLIANT TECHSYSTEMS INC.

                                   FORM 8-K

                                 EXHIBIT INDEX

The following exhibits are filed herewith electronically or incorporated herein by reference. The applicable Securities and Exchange Commission File Number is 1-10582.

Exhibit
Number              Description of Exhibit              Method of Filing
------            ------------------------              ----------------
 2.1     Asset Purchase Agreement dated as of    Filed herewith electronically
         December 22, 1996 by and between the
         registrant and Hughes Aircraft Company
         (excluding schedules and exhibits)

2.2      Amendment to Asset Purchase Agreement   Filed herewith electronically
         dated February 28, 1997 by and
         between registrant and Hughes Aircraft
         Company (excluding schedules and
         exhibits)

 10      Arrangements with Executive             Filed herewith electronically

99.1     Text of news release dated March 3,     Filed herewith electronically
         1997

99.2     Pro forma financial information         Filed herewith electronically